UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
May 7, 2009

AMBASSADORS GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	No. 0-33347	91-1957010
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Dwight D. Eisenhower Building, 2001 South Flint Road, Spokane, WA 99224
(Address of principal executive offices)

Registrant’s telephone number, including area code
(509) 568-7800

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

At the annual meeting of stockholders of Ambassadors Group, Inc. (the “Company”) held on May 7, 2009 (the “Approval Date”), the Company’s stockholders approved the Ambassadors Group, Inc. 2009 Equity Participation Plan (the “2009 Plan”).  The 2009 Plan replaces the Company’s existing 2001 Equity Participation Plan (the “Prior Plan”).  Under the 2009 Plan, the Company may grant stock-based incentive compensation awards to eligible employees (including officers), non-employee directors and consultants in the form of distribution equivalent rights, incentive stock options, non-qualified stock options, performance share awards, performance unit awards, restricted stock awards, restricted stock units awards, stock appreciation rights, tandem stock appreciation rights, unrestricted stock awards or any combination of the foregoing, as may be best suited to the circumstances of the particular employee, director or consultant.  The maximum aggregate number of shares of common stock of the Company, par value $0.01 (“Common Stock”) which may be issued under the 2009 Plan is 1,200,000 shares, plus any shares of Common Stock which as of the Approval Date are available for issuance under the Company’s Prior Plan, which total  204,458 shares.

For a more detailed description of the 2009 Plan, see Item 3 of the Company’s Definitive Proxy Statement of Schedule 14A, filed with the Securities and Exchange Commission on April 6, 2009 (the “Proxy Statement”).  The foregoing description of the 2009 Plan is only a summary and is qualified in its entirety by the full text of the 2009 Plan, which is included as Appendix A to the Company’s Proxy Statement and is incorporated by reference herein as Exhibit 10.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit 10.1:                         Ambassadors Group, Inc. 2009 Equity Participation Plan (incorporated by reference to Appendix A to the Company’s Proxy Statement for its annual meeting of stockholders held on May 7, 2009).

Exhibit 10.2:                         Form of Director Restricted Stock Award Agreement

Exhibit 10.3:                         Form of Stock Option Agreement – Director Non-Qualified Stock Option

Exhibit 10.4:                         Form of Employee Restricted Stock Award Agreement

Exhibit 10.5:                         Form of Stock Option Agreement – Employee Non-Qualified Stock Option

Exhibit 10.6:                         Form of Consultant Restricted Stock Award Agreement

Exhibit 10.7:                         Form of Consultant Non-Qualified Stock Option

Exhibit 10.8:                         Form of Stock Option Agreement – Incentive Stock Option

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMBASSADORS GROUP, INC.

Date: May 13, 2009	By:	/s/ Chadwick J. Byrd
Chadwick J. Byrd Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1	Ambassadors Group, Inc. 2009 Equity Participation Plan
10.2	Form of Director Restricted Stock Award Agreement
10.3	Form of Stock Option Agreement – Director Non-Qualified Stock Option
10.4	Form of Employee Restricted Stock Award Agreement
10.5	Form of Stock Option Agreement – Employee Non-Qualified Stock Option
10.6	Form of Consultant Restricted Stock Award Agreement
10.7	Form of Consultant Non-Qualified Stock Option
10.8	Form of Stock Option Agreement – Incentive Stock Option